UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 10, 2018

S&P GLOBAL INC.
(Exact Name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	1-1023 (Commission File No.)	13-1026995 (IRS Employer Identification No.)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)
(212) 438-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 4, 2018, S&P Global Inc. (the "Company") announced the retirement of Mr. Robert J. MacKay, Senior Vice President, Controller (and chief accounting officer) of the Company.

(c)  Effective September 7, 2018, Mr. Christopher Craig, age 44, was appointed Senior Vice President, Controller & Chief Accounting Officer. Since joining the Company in 2010, Mr. Craig has served as Vice President, Assistant Controller of the Company and prior to that as Senior Director, Technical Accounting and Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.
/s/ Alma Rosa Montanez
By:     Alma Rosa Montanez
Associate General Counsel
& Assistant Corporate Secretary

Dated: September 10, 2018